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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) November 3, 2005


                          LYNCH INTERACTIVE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



     Delaware                   1-15097                 06-1458056
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     (State or other        (Commission File            (IRS Employer
      Jurisdiction of             Number)               Identification)
      Incorporation)




  401 Theodore Fremd Avenue Rye, New York                  10580
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  (Address of Principal Executive Offices)              (Zip Code)



        Registrant's Telephone Number, Including Area Code: 914-921-8821


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ITEM 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule
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             or Standard.
             ------------

     On November 3, 2005 the Board of Directors of Lynch Interactive Corporation approved an amendment to the company's Restated Certificate of Incorporation to effect a one-for-one hundred reverse stock split. The effect of the reverse split will be to reduce the number of shareholders of record below 300 so that the company can delist from the American Stock Exchange, where the company's shares are principally listed, and deregister its shares under the Securities Exchange Act of 1934, as amended. The amendment is expected to be effective on or about November 10, 2005.

            Attached as Exhibit 99.1 is a copy of the press release describing the Board's action with respect to the reverse stock split.


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




                                    SIGNATURE

         Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LYNCH INTERACTIVE CORPORATION


                                               /s/ John A. Cole
                                               ----------------
                                               John A. Cole
                                               Vice President, General
                                               Counsel and Secretary




Date: November 3, 2005


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


                                  EXHIBIT INDEX

Exhibit 99.1--Press Release of Lynch Interactive Corporation,  dated
              November 3, 2005.


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